                                                                    Exhibit 99.1

                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 1999-3




Section 7.3 Indenture                               Distribution Date: 9/15/2004
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                          850,000,000.00
              Class B Principal Payment                                    0.00
              Class C Principal Payment                                    0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                 1000.00
              Class B Principal Payment                                    0.00
              Class C Principal Payment                                    0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                    4,717,500.00
              Class B Note Interest Requirement                      279,708.54
              Class C Note Interest Requirement                      143,681.88
                      Total                                        5,140,890.42

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                         5.55000
              Class B Note Interest Requirement                         5.79167
              Class C Note Interest Requirement                         2.12500

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                        850,000,000
              Class B Note Principal Balance                         48,295,000
              Class C Note Principal Balance                         67,615,000

(iv)   Amount on deposit in Owner Trust Spread Account            38,636,400.00

(v)    Required Owner Trust Spread Account Amount                 38,636,400.00



                                       By:
                                              ---------------------------------

                                       Name:  Patricia M. Garvey
                                       Title: Vice President